KRANESHARES TRUST

KraneShares MSCI All China Health Care Index ETF

Supplement dated May 17, 2018 to the currently effective Statutory Prospectus and Statement of Additional Information for the KraneShares MSCI All China Health Care Index ETF, each as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus (“Prospectus”) and Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

The Fund’s Underlying Index, the MSCI China All Shares Health Care Index, is now known as the MSCI China All Shares Health Care 10/40 Index. Therefore, all references in the Prospectus and Statement of Additional Information to the “MSCI China All Shares Health Care Index” are replaced with “MSCI China All Shares Health Care Index (now known as the MSCI China All Shares Health Care 10/40 Index).”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.